Supplement dated March 1, 2019
to the Prospectus and Summary Prospectus (each as supplemented, if applicable) of each of the following funds
(each, a Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2018
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2018
Columbia Global Strategic Equity Fund	6/1/2018
Columbia Funds Series Trust I
Columbia Real Estate Equity Fund	5/1/2018
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio	6/1/2018
Columbia Capital Allocation Conservative Portfolio	6/1/2018
Columbia Capital Allocation Moderate Portfolio	6/1/2018
Columbia Income Builder Fund	6/1/2018
Effective immediately, the Funds' mailing addresses are changed as shown below. Accordingly, all references to the Funds' previous mailing addresses throughout the Prospectus and Summary Prospectus of each Fund are hereby superseded and replaced with the Funds' new mailing addresses. Mail received at an incorrect address will be forwarded to the correct address, and will not be processed until received, in “good form,” at the correct address. This may affect the trade date you receive for transaction requests, which may negatively impact the value of your purchase or sale.

	Previous Address	New Address
Regular Mail:	Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Management Investment Services Corp. P.O. Box 219104 Kansas City, MO 64121-9104
Express Mail:	Columbia Management Investment Services Corp. c/o DST Asset Manager Solutions, Inc. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	Columbia Management Investment Services Corp. c/o DST Asset Manager Solutions, Inc. 430 W 7th Street, Suite 219104 Kansas City, MO 64105-1407
Shareholders should retain this Supplement for future reference.
SUP000_00_080_(03/19)